EXHIBIT 99.1

PRESENTATION

Enterprise Products Partners L.P. RBC Dain Rauscher Luncheon Meeting May 4, 2005 Robert G. Phillips President & CEO

Forward looking statements This presentation contains forward-looking statements and information that are based on Enterprise’s beliefs and those of its general partner, as well as assumptions made by and information currently available to them. When used in this presentation, words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the contemplated transaction and the plans and objectives of Enterprise for future operations, are intended to identify forward-looking statements. Although Enterprise and its general partner believes that such expectations reflected in such forward looking statements are reasonable, neither it nor its general partner can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those Enterprise anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on Enterprise’s results of operations and financial condition are:

Forward looking statements (cont.) Fluctuations in oil, natural gas and NGL prices; A reduction in demand for its products by the petrochemical, refining or heating industries; A decline in the volumes of NGLs delivered by its facilities; The failure of its credit risk management efforts to adequately protect it against customer non-payment; Terrorist attacks aimed at its facilities; The failure to successfully integrate any future acquisitions; and The failure to realize the anticipated cost savings, synergies and other benefits of the merger with GulfTerra. Enterprise has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation also includes Non-GAAP financial measures. Please refer to the reconciliations of GAAP financial statements to Non-GAAP financial measures included in the back of this handout.

Overview The largest publicly traded energy partnership (based on market capitalization) serving producers and consumers of natural gas, NGLs and crude oil Equity market capitalization of $10 Billion Enterprise value of $14 Billion Ranked 260th on Fortune 500 Only integrated North American midstream network, which includes natural gas and NGL transportation, fractionation, processing, crude oil pipelines, offshore platforms, storage and import / export services

Partnership Profile Leading provider of midstream energy services with strong position in prolific deepwater Gulf of Mexico and Rocky Mountains Leading provider of feedstock to petrochemical and refinery markets Diversified and complementary businesses provide a natural hedge to mitigate effects of natural gas prices Integrated value chain provides organic growth opportunities Strong performance since GulfTerra merger

Integrated Midstream Energy Services Fees are earned at each link of value chain

Leading Business Positions Across Midstream Energy Value Chain

Strategically Located Assets

Diversified Business Mix Gross Operating Margin by Segment (Six Months Since Merger) NGL Pipelines & Services (54%) Natural gas processing plants & related marketing activities NGL fractionation plants NGL pipelines and storage Onshore Natural Gas Pipelines & Services (27%) Natural gas pipelines Natural gas storage facilities Offshore Pipelines & Services (10%) Natural gas pipelines Oil pipelines Platform services Petrochemical Services (9%) Propylene fractionation facilities Butane isomerization facilities Octane enhancement facilities

$2 Billion of Growth Opportunities

MAPL and Seminole NGL Pipelines Mid-America Pipeline (MAPL) 7,226 miles of 16” to 6” pipelines 16 propane terminals, 4 MMBbls storage 1Q05 throughput - 642 MBPD Seminole Pipeline (SPL) 1,281 miles of 16” to 4” pipelines 1Q05 throughput - 248 MBPD FERC Activity Objective in 2005 is to seek relief through filings to increase tariffs on MAPL/SPL to recover increased costs from fuel and pipeline integrity expenses MAPL/SPL joint tariff rate increase went into effect March 1, 2005 - should result in approximately $10 million of additional revenues FERC allowed increase to MAPL local tariffs (Northern System) effective May 1, 2005, subject to refund and subsequent settlement discussions - could provide additional $12 million in annual revenue MAPL expansion (50 MBPD) in engineering and permitting phase

San Juan Basin 6,000 mile gathering system 9,500 wells connected 1,205 Bbtus/d 1Q05 volume 250 new well connects per year Chaco Processing Plant 650 MMcf/d capacity 40-42,000 Bpd NGL’s Feeds MAPL/Seminole system System Optimization Plan $43 MM capital project Increase capacity by 130 MMcf/d On track for completion by 2006

Texas Pipeline System 8,222 mile gathering and transportation system with 6.4 Bcf storage 3,283 Bbtus/d 1Q05 volume Connected to major supply basins North Texas (Barnett Shale) East Texas (Bossier) South Texas (Wilcox, Vicksburg) Permian Basin Connected to all major Texas Markets San Antonio, Austin, DFW Houston Ship Channel Trading Hubs Power Plants Firm transportation comprises 50% of portfolio New Barnett Shale production supports system expansions Well positioned for LNG imports

Texas Processing and NGL System Plants / Treaters / Fractionators 10 processing plants 2 treating plants 3 fractionation plants 1,039 mile NGL pipeline system Current volumes 1,420 Mdth/d inlet processing 80,000 Bpd NGL’s produced 73,000 Bpd NGL’s fractionated Value chain strategy provides competitive advantage Processing contracts restructured to conditioning fee and percentage of liquids STX NGL system consolidated with Mont Belvieu assets

Eastern Gulf Coast Processing and NGL System Processing Interests in 11 processing plants Gross processing capacity 11.9 Bcf/d (3.5 Bcf/d net) 6,000 Mdth/d inlet processing 190,000 Bpd NGL’s produced Fractionation Interests in 5 fractionators Gross fractionation capacity 346 Mbpd (185 Mbpd net) Fully integrated NGL pipeline system for raw mix and finished products Will benefit from increased high GPM gas production from deepwater trend Gulf of Mexico Well positioned for LNG imports

Gulf of Mexico Assets

Marco Polo Platform and Pipelines Tension leg platform in 4,300 feet located in prolific South Green Canyon area of Deepwater Trend 50/50 joint venture with Cal Dive and operated by Anadarko Demand charges began April 2004 and first production July 2004 Marco Polo platform design capacity 120,000 BOPD 300 MMcf/d Production to be added from K2, K2 North and Ghengis Kahn K2 - May 2005 K2 North - July 2005 Ghengis Kahn - 2006

Cameron Highway Oil Pipeline 50/50 partner with Valero and operated by Enterprise Largest offshore oil pipeline system 390 miles 3 platforms 600,000 BOPD Anchor fields and area reserves more than 1+ billion barrels Pipeline in-service February 2005 Current volumes 100,000 BOPD Received first production from: Holstein - Feb 2005 Mad Dog - Feb 2005 Atlantis, Constitution, Ticonderoga - 2006 System should increase the net-back for deepwater producers through direct access to Texas markets

Independence Trail

Independence Hub and Trail Project EPD will design, construct, install and own a semi-submersible production platform Located on Mississippi Canyon block 920; chosen for favorable seafloor conditions and proximity to anchor fields Capable of processing 850 MMcf/d of natural gas EPD will build, own and operate a new 134-mile, 24-inch natural gas pipeline with a capacity of 850 MMcf/d to transport production from the Independence Hub to an interconnect with Tennessee Gas Pipeline Anadarko will operate Independence Hub and producers will pay Independence Hub’s O&M Estimated reserves in excess of 2.4 Tcf of which 1.4 Tcf constitutes anchor fields First production expected in 2007

Independence Hub Project

Midstream Business Summary Diversified assets performing well across the value chain due to strong fundamentals Increased fee-based businesses improves business mix and performance Natural hedge to changes in gas prices creates cash flow stability in portfolio Long term growth through disciplined high-return organic projects versus high cost acquisitions Investors will see higher returns/coverage ratios from our unique integrated value chain strategy

Financial Overview

Financial Objectives Increase cash flows from fee-based businesses Prudently invest to expand the partnership through organic growth, acquisitions and joint ventures with strategic partners Manage capital to provide financial flexibility for partnership while providing our investors with an attractive total return Maintain a strong balance sheet that supports investment grade debt ratings

Unique Ownership Structure Largest % ownership by Management in energy industry Management interest aligned with those of limited partners and supported by unit purchases Approx. $382 million of new EPD units since October 2002 Acquired remaining 9.9% of EPD GP and 13.5 million EPD units from El Paso for $425 million (Jan. 2005) GP focused on long-term total return to common unitholders Contributed 50% of GTM’s GP to EPD for no consideration (Sept. 2004) Eliminated GP’s 50% incentive distribution right for no consideration - capped at 25% (Dec. 2002)

MLP Math: 25% vs. 50% GP Splits Lower Splits = Lower Cost of Capital Savings in Distributions Paid to GP with 25% Splits GP’s Share of Distribution Increases

First Quarter Results

Solid Capitalization Avg. life of debt - 12.2 years Avg. interest rate - 5.6% Effective 70% fixed rate debt, after SWAPS

EPD Meets S&P 500 Criteria (1) Public Float > 50% U.S. Based Operating Company

Proven Growth, Superior Returns

Key Investment Considerations Strategically located assets serving the most prolific supply basins for natural gas, natural gas liquids (NGLs) and crude oil in the U.S. Leading business positions across midstream sector Greater cash flow stability from diversified fee-based assets following the recent completion of GulfTerra merger Strong organic growth profile Increasing cash distributions leading to superior returns Lower cost of capital than many of our competitors GP / Management’s interests aligned with limited partners Experienced management team with substantial ownership

Enterprise Products Partners L.P. Questions and Answers

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations